United States
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported) March 2, 2004
                                  Centrex Inc.
             (Exact name of registrant as specified in its charter)

        Oklahoma                    0-26915                    73-1554121

    (State or Other             (Commission File            (I.R.S. Employer
      Jurisdiction                  Number)               Identification No.)
   of Incorporation)

                            9202 South Toledo Avenue
                              Tulsa, Oklahoma 74137
                         (Address of principal executive
                           offices including zip code)

                                 (918) 494-2880
                         (Registrant's telephone number,
                              including area code)

          (Former name or former address, if changed since last report)






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Item 5. Other Events and Regulations FD Disclosure.

The Company is not participating in the formation of a subsidiary, Early Warning Technologies, Inc., with the California based Trifocal Group. The development of the Centrex Single Molecule Nucleic Acid Detection (SMD) technology will remain within the sole purview of Centrex, Inc.

On March 2, 2004, the Company issued a press release, a copy of which is filed herewith as Exhibit 99.1 and incorporated herein by reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(a) Exhibits

99.1   Press Release of Centrex Inc., dated March 2, 2004.




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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                Centrex, Inc.
                                                (Registrant)

Dated:  March 3, 2004                      By:/s/ Thomas R. Coughlin, Jr.
                                              ---------------------------
                                              Thomas R. Coughlin, Jr.
                                              President




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                                INDEX TO EXHIBITS

Exhibit
Number                                     Description
_____________      ___________________________________________________________

99.1               Press Release of Centrex Inc., dated March 2, 2004.